EXHIBIT 32.1

     SECTION 1350 CERTIFICATION OF THE CORPORATION'S CHIEF EXECUTIVE OFFICE
                           AND CHIEF FINANCIAL OFFICER

Pursuant to Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code in accordance with Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Philip E. Norwood, Chief Executive Officer and Bob G. Scott, Chief Financial Officer, of Summit Bancshares, Inc. (the "Corporation"), each hereby certifies, to his knowledge, that the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: 10-25-03                 By: /s/ Philip E. Norwood
     ------------                  ---------------------------------------------
                               Philip E. Norwood, Chairman, President and
                               Chief Executive Officer

Date: 10-25-03                 By:/s/ Bob G. Scott
     ------------                  ---------------------------------------------
                               Bob G. Scott, Executive Vice President and
                               Chief Operating Officer (Chief Financial Officer)



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